UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2017

FUEL TECH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33059 (Commission File Number)	20-5657551 (IRS Employer Identification No.)

Fuel Tech, Inc.
27601 Bella Vista Parkway
Warrenville, IL 60555-1617
630-845-4500

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.    Costs Associated with Exit or Disposal Activities.

On July 5, 2017, Fuel Tech, Inc. (“Fuel Tech,” the “Company,” “we,” “us” and “our”) filed a Current Report on Form 8-K (the “Original 8-K”) announcing its strategic decision to suspend further development activity for its pre-revenue developmental Fuel Conversion business segment. At such time, the Company was unable to determine an expected completion date for these activities, or a good faith estimate of the major types of costs or amount or range of amounts that may be incurred in connection with this suspension, or determine a reasonable estimate of the amount or range of amounts of any charges that would result in future cash expenditures. The Company is filing this Current Report on Form 8-K/A to amend the Original 8-K to update the disclosures made therein under Item 2.05. No other amendments to the Original 8-K are being made by this Current Report on Form 8-K/A.

The Company expects to incur $582,000 of severance costs relating to the suspension of the Fuel Conversion business segment, of which $402,000 will be paid in 2017, $120,000 will be paid in 2018 and $60,000 will be paid in 2019. The Company expects to incur storage fees and other disposal costs associated with certain property, plant and equipment and contractual termination payments or other miscellaneous expenses but an estimated amount or range of amounts has not yet been determined.

To the extent required by applicable rules, the Company will continue to file additional amendments to the Original 8-K upon the determination of any further costs and charges to be incurred.

NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained herein include “forward-looking statements” as defined in Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect Fuel Tech’s current expectations regarding future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management. Fuel Tech has tried to identify forward-looking statements by using words such as “anticipate,” “believe,” “plan,” “expect,” “estimate,” “intend,” “will,” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to Fuel Tech and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Fuel Tech’s Annual Report on Form 10-K in Item 1A under the caption “Risk Factors,” and subsequent filings under the Securities Exchange Act of 1934, as amended, which could cause Fuel Tech’s actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Fuel Tech undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those detailed in Fuel Tech’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL TECH, INC.

Date: August 2, 2017	By:	/ s/ Albert G. Grigonis
	Name:	Albert G. Grigonis
	Title	Senior Vice President, General Counsel and Secretary